OLD MUTUAL ADVISOR FUNDS II

Supplement Dated October 2, 2006

This Supplement updates certain information contained in the currently effective Class A Shares and Class C Shares Prospectus of Old Mutual Advisor Funds II, dated August 21, 2006. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.oldmutualcapital.com.

The section of the Prospectus titled “The Portfolio Managers - Growth Fund - Turner” is replaced in its entirety with the following:

The Portfolio Managers

GROWTH FUND

Turner

Christopher K. McHugh, Vice President, Senior Portfolio Manager/Security Analyst and Principal, is lead portfolio manager for the Old Mutual Growth Fund as well as Turner’s Midcap Growth and Concentrated Global Growth portfolios. Mr. McHugh is also a member of the team of analysts covering stocks in the technology and telecommunications sector. One of the founding principals of the firm, Mr. McHugh has worked at Turner since 1990 and has twenty years of investment experience. Prior to joining Turner Investment Partners, Mr. McHugh was a performance specialist at Provident Capital Management. Mr. McHugh graduated from Philadelphia University with a BS degree in accounting, and received an MBA in finance from St. Joseph’s University. Mr. McHugh is also on the board of trustees at Philadelphia University and is an affiliate member of CFA Institute and an affiliate member of CFA Society of Philadelphia.

Tara R. Hedlund, Security Analyst/Portfolio Manager and Principal, covers stocks in the technology & telecommunications sector. Mrs. Hedlund is a co-manager of the Old Mutual Growth Fund as well as the Turner Technology Fund and the Turner New Enterprise Fund. Ms. Hedlund has worked at Turner since 2000 and has eleven years of investment experience. Prior to joining Turner Investment Partners, Mrs. Hedlund was an audit engagement senior at Arthur Andersen LLP. Mrs. Hedlund graduated from Villanova University with a bachelor’s degree in accountancy. Ms. Hedlund is a member of PICPA and AICPA and a member of CFA Institute and CFA Society of Philadelphia.

Jason Schrotberger, Security Analyst/Portfolio Manager and Principal, covers stocks in the consumer sector. Mr. Schrotberger is co-manager of the Old Mutual Growth Fund as well as Turner’s Small Cap Growth portfolio, the New Enterprise Fund, and Core Midcap Growth Equity as well as other concentrated pure growth portfolios. Mr. Schrotberger has worked at Turner since 2001 and has twelve years of investment experience. Prior to joining Turner Investment Partners, Mr. Schrotberger was an investment analyst at BlackRock Financial Management. Mr. Schrotberger also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. He began his career with Safeguard Scientifics where he served as a venture capital analyst. Mr. Schrotberger graduated from Denison University with a BA degree and earned an MBA in finance from the University of Illinois. Mr. Schrotberger is a member of CFA Institute and a member of CFA Society of Philadelphia.

The section of the Prospectus titled “The Portfolio Managers - Heitman REIT Fund - Heitman” is replaced in its entirety with the following:

HEITMAN REIT FUND

Heitman

Timothy J. Pire, CFA, is managing director of Heitman with responsibility for fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-adviser in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, LP.

Larry S. Antonatos is executive vice president of Heitman with responsibility for fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Mr. Antonatos also oversees Heitman’s trading positions. Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch Investors Service, LP, in New York City (1997 - 1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago (1992 - 1997).

The section of the Prospectus titled “Selling Shares - Written Redemption Orders” is replaced in its entirety with the following:

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;
•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”

[Institution’s Name]

By: [Signature]

Title: [Title of Signatory]

The seventh and tenth paragraphs of the section of the Prospectus titled “General Policies” are replaced in their entirety with the following:

•

Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Funds will provide 60 days’ prior notice of the imposition of this fee. The Funds will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•	The Funds produce account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at www.oldmutualcapital.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

The section of the Prospectus titled “General Policies - Exchanges Between Funds” is replaced in its entirety with the following:

Exchanges Between Funds

You may exchange some or all shares of a particular class of a Fund for the same class of any other Fund that offers such class of shares. Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the Funds per calendar year, or if the Funds, Old Mutual Capital, of one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this Prospectus entitled “Your Investment - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of this Prospectus entitled “Buying Shares - Minimum Investments”, apply to exchanges.

The section of the Prospectus titled “General Policies - To Sell Shares - In Writing” is replaced in its entirety with the following:

To Sell Shares

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-601 10/2006